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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed registration Statement File No. 333-35245 on Form S-8.


                                        ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 2000